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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported)    June 1, 2002
                                                           ---------------------


                            The J. M. Smucker Company
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               (Exact Name of Registrant as Specified in Charter)


         Ohio                           1-05111                34-0538550
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(State or Other Jurisdiction         (Commission            (IRS Employer
 of Incorporation)                   File Number)           Identification No.)


Strawberry Lane, Orrville, Ohio                                 44667
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code    (330) 682-3000
                                                    ---------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On June 1, 2002, The J. M. Smucker Company ("Smucker") and The Procter & Gamble Company ("P&G") announced the consummation of the merger (the "Merger") of P&G's Jif peanut butter and Crisco shortening and oils businesses with and into Smucker pursuant to the terms of an Agreement and Plan of Merger, dated October 9, 2001, by and among P&G, The Procter & Gamble Ohio Brands Company, an Ohio corporation and wholly owned subsidiary of P&G ("P&G Ohio"), and Smucker, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated November 30, 2001, by and among P&G, P&G Ohio, and Smucker (as amended, the "Merger Agreement").

         Under the terms of the Merger Agreement and immediately prior to the Merger, P&G's Jif and Crisco businesses were contributed to P&G Ohio pursuant to the terms of a Contribution Agreement, dated October 9, 2001, among P&G, P&G Ohio, The Procter & Gamble Manufacturing Company, an Ohio corporation and wholly owned subsidiary of P&G ("P&G Manufacturing"), and Smucker, and P&G Ohio's shares were spun off to P&G shareholders (the "Spin Off"). In connection with the Spin Off and the Merger, P&G shareholders received one new Smucker common share for every 50 P&G common shares they held on May 29, 2002, the record date for the Spin Off, and Smucker shareholders received 0.9451 new Smucker common shares for each Smucker common share they held on May 31, 2002.

         Smucker presently intends to operate the Jif and Crisco businesses under their current brand names and to continue to operate Smucker's current businesses and retain its current brand names. However, Smucker will conduct a further review of the Jif and Crisco business and their respective assets, businesses, corporate structure, operations, properties, policies, management and personnel. After such review, Smucker will determine what actions or changes, if any, would be desirable in light of the circumstances which then exist.

         In connection with the consummation of the Merger, Smucker and P&G issued a joint press release on June 1, 2002, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, Smucker issued a press release on June 3, 2002, a copy of which is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The audited Combined Statements of Inventory and Property, Plant and Equipment -- Net as of June 30, 2001 and 2000 and the audited Combined Statements of Revenues, Direct Cost of Products Sold, Direct Marketing Expenses and Direct Administrative and Other Expenses for each of the three years in the period ended June 30, 2001 of the Jif and Crisco businesses were previously filed as part of the information statement-prospectus forming a part of Amendment No. 1 to Smucker's Registration Statement on Form S-4 (No. 333- 84796), dated May 30, 2002 (as amended, the "Form S-4"), and are incorporated herein by reference.






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(b)               Pro Forma Financial Information.

                  The Unaudited Condensed Combined Pro Forma Balance Sheet as of January 31, 2002, the Unaudited Condensed Combined Pro Forma Statement of Operating Income Excluding Indirect Expenses of the Jif and Crisco Businesses for the nine months ended January 31, 2002, and the Unaudited Condensed Combined Pro Forma Statement of Operating Income Excluding Indirect Expenses of the Jif and Crisco businesses for the year ended April 30, 2001, reflecting the Merger as if it had been completed as of January 31, 2002 for the Unaudited Condensed Combined Pro Forma Balance Sheet and on May 1, 2000 for the Unaudited Condensed Combined Pro Forma Statements of Operating Income Excluding Indirect Expenses of the Jif and Crisco businesses were previously filed as part of the information statement-prospectus forming a part of the Form S-4 and are incorporated herein by reference.

(c)               Exhibits.

Exhibit
Number            Exhibit
------            -------

  2.1 Agreement and Plan of Merger, dated as of October 9, 2001, by and among P&G, P&G Ohio, and Smucker (filed as Exhibit 2.1 to the Form S-4 and incorporated herein by reference).

  2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 30, 2001, by and among P&G, P&G Ohio, and Smucker (filed as Exhibit 2.2 to the Form S-4 and incorporated herein by reference).

  10.1 Contribution Agreement, dated as of October 9, 2001, among P&G, P&G Manufacturing, P&G Ohio, and Smucker (filed as
                  Exhibit 10.1 to the Form S-4 and incorporated herein by reference).

  99.1            Joint press release, dated June 1, 2002.

  99.2            Press release, dated June 3, 2002.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE J. M. SMUCKER COMPANY



Date:     June 3, 2002                 By: /s/ M. Ann Harlan
                                          --------------------------------------
                                       Name:    M. Ann Harlan
                                       Title:   General Counsel

























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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Exhibit
------            -------

  2.1 Agreement and Plan of Merger, dated as of October 9, 2001, by and among P&G, P&G Ohio, and Smucker (filed as Exhibit 2.1 to the Form S-4 and incorporated herein by reference).

  2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 30, 2001, by and among P&G, P&G Ohio, and Smucker (filed as Exhibit 2.2 to the Form S-4 and incorporated herein by reference).

  10.1 Contribution Agreement, dated as of October 9, 2001, among P&G, P&G Manufacturing, P&G Ohio, and Smucker (filed as
                  Exhibit 10.1 to the Form S-4 and incorporated herein by reference).

  99.1            Joint press release, dated June 1, 2002.

  99.2            Press release, dated June 3, 2002.